UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2006

QUANEX CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-5725	38-1872178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-961-4600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer; Compensatory Arrangements of Certain Officers.

On November 21, 2006, Quanex Corporation (the “Company”), effected certain amendments to the Company’s Long-Term Incentive Plan and Executive Incentive Compensation Plan, and amended and restated the Company’s Deferred Compensation Plan, Supplemental Benefit Plan, Supplemental Salaried Employees’ Pension Plan and Nichols Homeshield Supplemental 401(k) Savings Plan. Concurrently with these changes, the Company also entered into Amended and Restated Change in Control Agreements with certain of its officers, including Raymond A. Jean, Kevin P. Delaney, Michael R. Bayles, Thomas M. Walker, Mark A. Marcucci, Brent L. Korb, John J. Mannion and Paul A. Hammonds.

The various amendments mentioned above are designed to amend the documents to comply with Section 409A of the Internal Revenue Code (“Section 409A”) and to address recent guidance issued by the Internal Revenue Service (“IRS”) with respect to Section 409A. The Company has effected these amendments in order to ensure that its various plans and compensatory arrangements fully comply with the timing, distribution and other requirements of Section 409A, as interpreted by current IRS guidance. As such, the plan amendments or restatements are generally effective as of January 1, 2005. The Amended and Restated Change in Control Agreements are effective as of January 1, 2005, unless the original Change in Control Agreement was enacted after that date, in which case the Amended and Restated Change in Control Agreement is effective as of the original agreement date.

Attached to this current report on Form 8-K as Exhibits 10.1 through 10.7 are (i) the amendments to the Company’s Long Term Incentive Plan and Executive Incentive Compensation Plan, (ii) the Company’s Amended and Restated Deferred Compensation Plan, Supplemental Benefit Plan, Supplemental Salaried Employees’ Pension Plan and Nichols-Homeshield Supplemental 401(k) Savings Plan, and (iii) the form of Amended and Restated Change in Control Agreements entered into between the Company and each of Raymond A. Jean, Kevin P. Delaney, Michael R. Bayles, Thomas M. Walker, Mark A. Marcucci, Brent L. Korb, John J. Mannion and Paul A. Hammonds.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

10.1	Amendment to Quanex Corporation Long-Term Incentive Plan.

10.2	Amendment to Quanex Corporation Executive Incentive Compensation Plan.

10.3	Quanex Corporation Deferred Compensation Plan (Amended and Restated Effective as of January 1, 2005).

10.4	Quanex Corporation Supplemental Benefit Plan (Amended and Restated Effective as of January 1, 2005).

10.5	Quanex Corporation Supplemental Salaried Employees’ Pension Plan (Amended and Restated Effective as of January 1, 2005).

10.6	Nichols-Homeshield Supplemental 401(k) Savings Plan (Amended and Restated Effective as of January 1, 2005).

10.7
Form of Amended and Restated Change in Control Agreement, as entered into by Quanex Corporation and each of Raymond A. Jean, Kevin P. Delaney, Michael R. Bayles, Thomas M. Walker, Mark A. Marcucci, Brent L. Korb, John J. Mannion and Paul A. Hammonds.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX CORPORATION
(Registrant)

November 21, 2006	/s/ KEVIN P. DELANEY

(Date)	Kevin P. Delaney
Senior Vice President – General Counsel and
Secretary

Exhibit Index

10.1	Amendment to Quanex Corporation Long-Term Incentive Plan.

10.2	Amendment to Quanex Corporation Executive Incentive Compensation Plan.

10.3	Quanex Corporation Deferred Compensation Plan (Amended and Restated Effective as of January 1, 2005).

10.4	Quanex Corporation Supplemental Benefit Plan (Amended and Restated Effective as of January 1, 2005).

10.5	Quanex Corporation Supplemental Salaried Employees’ Pension Plan (Amended and Restated Effective as of January 1, 2005).

10.6	Nichols-Homeshield Supplemental 401(k) Savings Plan (Amended and Restated Effective as of January 1, 2005).

10.7
Form of Amended and Restated Change in Control Agreement, as entered into by Quanex Corporation and each of Raymond A. Jean, Kevin P. Delaney, Michael R. Bayles, Thomas M. Walker, Mark A. Marcucci, Brent L. Korb, John J. Mannion and Paul A. Hammonds.